UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2020

LOGIQ, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51815	46-5057897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079 New York, New York 10004
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (808) 829-1057

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 30, 2020, Logiq, Inc., a Delaware corporation (the “Company”), Fixel AI Inc., a Delaware corporation (“Fixel”), Logiq Fixel Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Etgar Shpivak, Hadar Shpivak and Elad Levy (collectively, the “Founders”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), whereby Merger Sub merged with an into the Fixel with Fixel as the surviving corporation and a wholly-owned subsidiary of the Company (the “Merger”). Pursuant to the Merger among other things, all of the shares of common stock of Fixel (“Fixel Shares”) were converted into shares of common stock of the Company.

The closing of the transactions (the “Closing”) contemplated in the Merger Agreement occurred on November 2, 2020 (the “Closing Date”). On the Closing Date, the parties to the Merger Agreement caused the Certificate of Merger to be filed with the Delaware Secretary of State in accordance with Delaware General Corporation Law (“DGCL”).

On the Closing Date, the Company issued 564,467 restricted shares of its common stock to Fixel Stockholders, of which the shares allocated to the Fixel stockholders that are residents of Israel (“Israel Stockholders”) will be delivered to an independent third-party escrow (the “Escrow Shares”), where (i) such shares will be released to Israel Stockholders upon each Israel Stockholder’s compliance with the 104H tax ruling issued by certain tax authorities of Israel in connection with the Merger and (ii) shares held by Founders making up approximately 20% of the shares issued will be held subject to offset for indemnification purposes. The Shares were issued at a trailing twenty (20) day VWAP of $8.86 per share.

The Merger Agreement contains standard representations, warranties, covenants, indemnification and other terms customary in similar transactions. The Company also entered into employment agreements and non-competition agreements with the Founders and plans to issue equity compensation to said employees for future services to the Company.

The foregoing summary of the terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On November 5, 2020, the Company issued a press release announcing the Merger Agreement and the transactions contemplated thereby. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished with this Current Report on Form 8-K (“Current Report”).

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements regarding the Merger Agreement, business strategy, and plans are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, operating results, business strategy, short-term and long-term business operations and objectives. These forward- looking statements speak only as of the date of this Current Report and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Agreement and Plan of Merger by and among Fixel AI Inc., Logiq, Inc., Logiq Merger Sub, Inc., Etgar Shpivak, Hadar Shpivak and Elad Levy, dated as of October 30, 2020.
99.1	Press Release dated November 5, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: November 5, 2020	By:	/s/ Tom Furukawa
Tom Furukawa
Chief Executive Officer